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                                                                    EXHIBIT 10.7

                          BANYAN SYSTEMS INCORPORATED
                           Non-Qualified Stock Option

                      NON-STATUTORY STOCK OPTION AGREEMENT
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     1.  Grant of Option.  Banyan Systems Incorporated, a Massachusetts
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corporation (the "Company"), hereby grants to Anthony J. Bellantuoni (the
                                              ----------------------
"Optionee") an option, pursuant to the terms (which such terms to the extent not inconsistent with the terms hereof, are incorporated herein) of, but not under, Company's 1992 Stock Incentive Plan (the "Plan"), to purchase an aggregate of 50,000 shares of Common Stock ("Common Stock") of the Company at a price of
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$2.25 per share, purchasable as set forth in and subject to the terms and
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conditions of this option and the Plan. The date of grant of this option is July
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11, 1997.  Except where the context otherwise requires, the term "Company" shall
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include the parent and all present and future subsidiaries of the Company as defined in Sections 424 (e) and 424 (f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (The "Code").

     2.  Non-Statutory Stock Option.  This option is not intended to qualify as
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an incentive stock option within the meaning of Section 422 of the Code.

     3.  Exercise of Option and Provisions for Termination.
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         a. Vesting Schedule. Except as otherwise provided in this Agreement,
            ----------------
this option may be exercised prior to the tenth anniversary of the date of grant (hereinafter the "Expiration Date") in installments as to not more than the number of shares set forth in the table below during the respective installment periods set forth in the table below.

                                                       Number of Shares as to
            Exercise Period                         which Option is Exercisable
            ---------------                         ---------------------------

            From Date of Grant but
            prior to the Expiration Date.                    10,000

            From and after 12 months
            after the date of grant but                      15,000
            prior to the Expiration Date.

            From and after 24 months
            after the date of grant but                      15,000
            prior to the Expiration Date.

            From and after 36 months
            after the date of grant but                       5,000
            prior to the Expiration Date.

            From and after 48 months
            after the date of grant but                       5,000
            prior to the Expiration Date.
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b.   Change in Control.    Upon the occurrence of a Change in Control, as
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defined in the Employment Agreement dated June 26, 1997 herewith between the
Company and the Employee (the "Employment Agreement"), 50% of the unvested non-qualified stock options in a given vesting schedule will become fully vested and immediately available for exercise in accordance with the applicable terms and conditions of Banyan's 1992 Stock Incentive Plan.

The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible during any exercise period, it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the Expiration Date or the earlier termination of this option. This option may not be exercised at any time on or after the Expiration Date, except as otherwise provided in Section 3 (e) below.

         b. Exercise Procedure.  Subject to the conditions set forth in this
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Agreement, this option shall be exercised by the Optionee's delivery of written notice of exercise to the Treasurer of the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanies by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by the Treasurer of the Company of such written notice together with the required payment. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

         c. Continuous Relationship with the Company Required.  Except as
            --------------------------------------------------
otherwise provided in this Section 3, this option may not be exercised unless the Optionee, at the time he or she exercises this option, is, and has been at all times since the date of grant of this option, an employee, officer or director of, or consultant or advisor to, the Company (an "Eligible Optionee").

         d. Termination of Relationship with the Company.  If the Optionee
            ---------------------------------------------
ceases to be an Eligible Optionee for any reason, then, except as provided in paragraphs (e) and (f) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Expiration Date), provided that this option shall be exercisable only to the extent that the
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Optionee was entitled to exercise this option on the date of such cessation.
Notwithstanding the foregoing, if the Optionee, prior to the Expiration Date, materially violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Optionee and the Company, the right to exercise this option shall terminate immediately upon written notice to the Optionee from the Company describing such violation.

         e. Exercise Period Upon Death or Disability.  If the Optionee dies or
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becomes disabled (within the meaning of Section 22 (e) (3) of the Code) prior to the Expiration Date while he or she is an Eligible Employee, or if the Optionee dies within three months after the Optionee ceases to be an Eligible Optionee (other than as the result of a termination of such relationship by the Company for "cause" as specified in paragraph (f) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Optionee (whether or not such exercise occurs before the Expiration Date), by the Optionee or by the person to whom this option is transferred by will or the laws of descent and distribution, provided that this
                                                             -------------
option shall be exercisable only to the extent that this option was exercisable by the Optionee on the date of his or her death or disability. Except as otherwise indicated by the

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context, the term "Optionee", as used in this option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Optionee.

         f. Discharge for Cause.  If the Optionee, prior to the Expiration Date,
            --------------------
ceases his or her relationship with the Company because such relationship is terminated by the Company for "cause" (as defined below), the right to exercise this option shall terminate immediately upon such cessation. "Cause" shall mean willful misconduct by the Optionee or willful failure to perform his or her responsibilities in the best interests of the Company (including, without limitation, breach by the Optionee of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Optionee and the Company), as determined by the Company, which determination shall be conclusive. The Optionee shall be considered to have been discharged "for cause" if the Company determines, within 30 days after the Optionee's resignation, that discharge for cause was warranted.

     4.  Payment of Purchase Price.
         --------------------------

         a. Method of Payment.  Payment of the purchase price for shares
            ------------------
purchase upon exercise of this option shall be made by delivery of cash or check in an amount equal to the exercise price of such options or, with the prior consent of the Company (which may be withheld in its sole discretion), by (A) delivery of shares of Common Stock owned by the Optionee for at least six months, valued at their fair market value, as determined pursuant to (b) below,
(B) delivery of a promissory note of the Optionee to the Company on terms determined by the Board, (C) delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, (D) payment of such other lawful consideration as the Board may determine, or (E) any combination of the foregoing.

         b. Valuation of Shares or Other Non-Cash Consideration Tendered in
            ---------------------------------------------------------------
Payment of Purchase Price.     For the purchase hereof, the fair market value of
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any share of the Company's Common Stock or other non-cash consideration which may be delivered to the Company in exercise of this option shall be determined in good faith by the Board of Directors of the Company.

         c. Delivery of Shares Tendered in Payment of Purchase Price.  If the
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Optionee exercises this option by delivery of shares of Common Stock of the
Company, the certificate or certificates representing the shares of Common Stock of the Company to be delivered shall be duly executed in blank by the Optionee or shall be accompanies by a stock power duly executed in blank suitable for purposes of transferring such shares to the Company. Fractional shares of Common Stock of the Company will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

         d. Restrictions on Use of Option Stock.  Notwithstanding the foregoing,
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no shares of Common Stock of the Company may be tendered in payment of the purchase price of shares purchased upon exercise of this option is the shares to be so tendered were acquired within six months before the date of such tender, through the exercise of an option granted under the Plan or any other stock option or restricted stock plan of the Company.

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     5.  Delivery of Shares; Compliance with Securities Laws, etc.
         ---------------------------------------------------------

         a. General.  The Company shall, upon payment of the option price for
            -------
the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

         b. Compliance with Securities Laws, etc.  The Company will not be
            -------------------------------------
obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restriction from shares previously delivered under the Plan (i) until all conditions of the option have been satisfied or removed, (ii) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulation have been complied with, (iii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (iv) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel.

     6.  Non-transferability of Option.  This option is personal and no rights
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granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process, except that this option may be transferred (i) by will or the laws of descent and distribution or (ii) pursuant to a qualified domestic relations order as defined in Section 414 (p) of the Code. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

     7.  No Special Employment or Similar Rights.  Nothing contained in the Plan
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or this Option shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment or other relationship of the Optionee with the Company for the period within which this option may be exercised.

     8.  Rights as a Shareholder.  The Optionee shall have no rights as a
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shareholder with respect to any shares which may be purchased by exercise of this option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     9.  Adjustment Provisions.
         ----------------------

         (a)  General.  In the event of a consolidation, merger or other
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reorganization in which all of the outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity (an "Acquisition") or in the event of a liquidation of the Company, the Board of Directors of the Company or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions as to this option: (i) provide that this option shall be assumed, or a substantially equivalent option shall be substituted by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board determines to be appropriate, (ii) upon written

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notice to the Optionee, provide that if unexercised, this option will terminate immediately prior to the consummation of such transaction unless exercised by the Optionee within a specified period following the date of such notice, (iii) in the event of an Acquisition under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Acquisition (the "Acquisition Price", make or provide for a cash payment to the Optionee equal to the difference between (A) the Acquisition Price times the number of shares of Common Stock subject to outstanding options (to the extent then exercisable at prices not in excess of the Acquisition Price) and (B) the aggregate exercise price of all outstanding options in exchange for the termination of such options, and (iv) provide that all or any outstanding options shall become exercisable or realizable in full prior to the effective date of such Acquisition.

         (b)  Board Authority to Make Adjustments.    Any adjustments under this
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Section 9 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to this option on account of any such adjustments.

     10. Withholding Taxes.    The Company's obligation to deliver shares upon
         ------------------
the exercise of this option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

     11. Miscellaneous.
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     (a) The Board may amend, modify or terminate any outstanding option, including substituting therefor another option of the same or a different type, changing the date of exercise or realization, provided that the Optionee's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Optionee. The Board may at any time accelerate the time at which all or any part of an Option may be exercised.

     b) All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

     (c) This option shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.


                               BANYAN SYSTEMS INCORPORATED


                               By:  /s/  Richard M. Spaulding
                                    --------------------------
                                         Richard M. Spaulding

                               Title:    Vice President Finance and
                                         Chief Financial Officer

                               Address:  120 Flanders Road
                                         Westboro, Massachusetts  01581

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                             OPTIONEE'S ACCEPTANCE


The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1992 Stock Incentive Plan and the Prospectus for such plan.



                                    OPTIONEE


                                    /s/  Anthony J. Bellantuoni
                                    ---------------------------


                                    Address:  _________________________

                                              _________________________

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